UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21734

PIMCO Global StocksPLUS® & Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2013

Date of reporting period:	December 31, 2012

Item 1. Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2012 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 65.6%
	Banc of America Funding Corp., CMO (k),
$258	0.431%, 7/20/36	$234,463
948	3.021%, 12/20/34	800,147
1,772	5.724%, 3/20/36	1,525,041
552	5.846%, 1/25/37	410,455
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.294%, 3/11/41 CMO (a)(d)(k)	1,473,431
9	Banc of America Mortgage Trust, 6.00%, 7/25/46 CMO	7,544
756	BCAP LLC Trust, 6.25%, 11/26/36 CMO (a)(d)	750,968
3,000	BCRR Trust, 5.858%, 7/17/40 CMO (a)(d)(i)(k)	3,527,176
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (k),
441	2.909%, 3/25/35	394,997
1,237	3.01%, 2/25/34	1,224,745
785	5.573%, 7/25/36	577,734
	Bear Stearns Alt-A Trust, CMO (k),
567	2.713%, 4/25/35	441,866
218	2.882%, 11/25/35	154,666
342	3.001%, 9/25/35	269,995
	Bear Stearns Commercial Mortgage Securities, CMO (k),
1,300	5.484%, 3/13/40 (a)(d)	1,262,853
1,000	5.694%, 6/11/50 (i)	1,184,989
1,000	5.75%, 2/11/41 (a)(d)	844,580
	Bear Stearns Structured Products, Inc. Trust, CMO (k),
1,622	2.797%, 1/26/36	1,072,618
547	2.829%, 12/26/46	312,740
1,344	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39 CMO (a)(b)(d)(j) (acquisition cost - $757,913; purchased 11/18/09)	757,919
	CC Mortgage Funding Corp., CMO (a)(d)(k),
314	0.51%, 8/25/35	251,404
20	0.55%, 10/25/34	18,542
	Celtic Residential Irish Mortgage Securitisation, CMO (k),
€2,680	0.35%, 11/13/47	2,781,138
£2,417	0.779%, 12/14/48	3,052,746
$915	Charlotte Gateway Village LLC, 6.41%, 12/1/16 CMO (a)(b)(d)(f)(j) (acquisition cost - $970,014; purchased 1/9/06)	925,231
1,419	Citigroup Mortgage Loan Trust, Inc., 3.065%, 3/25/37 CMO (k)	969,784
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.219%, 7/15/44 CMO (k)	1,011,869
760	Commercial Mortgage Pass-Through Certificates, 5.907%, 7/10/46 CMO (a)(d)(k)	845,562
	Countrywide Alternative Loan Trust, CMO,
1,557	0.421%, 5/20/46 (k)	1,000,060
298	0.45%, 12/25/46 (k)	95,683
1,896	0.54%, 10/25/35 (k)	1,250,980
3,633	0.56%, 5/25/36 (k)	1,981,421
494	2.92%, 2/25/37 (k)	388,163
459	5.172%, 10/25/35 (k)	352,349
1,209	5.50%, 8/25/34	1,037,715
63	5.50%, 2/25/36	49,779
1,095	5.50%, 3/25/36	804,774
1,387	6.00%, 5/25/37	1,088,892
172	6.25%, 9/25/34	170,233
2,577	6.94%, 7/25/36 IO (k)	690,429
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
357	0.45%, 3/25/36 (k)	272,182
2,283	0.53%, 3/25/35 (k)	1,743,812
252	0.60%, 2/25/35 (k)	152,325
291	2.768%, 10/20/35 (k)	187,171
508	2.88%, 10/20/35 (k)	439,218
623	3.026%, 8/25/34 (k)	556,930
608	3.208%, 3/25/37 (k)	379,050
1,458	5.124%, 10/20/35 (k)	1,179,379
150	5.50%, 8/25/35	148,336
32	6.00%, 3/25/36	587
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.741%, 12/15/36 CMO (a)(d)(k)	2,391,214
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 9/18/39 (a)(d)(i)(k)	1,008,802
446	6.00%, 11/25/36	455,683
2,000	6.052%, 2/15/41 (i)(k)	2,344,894
890	First Horizon Alternative Mortgage Securities, 2.493%, 11/25/36 CMO (k)	620,954
1,973	First Horizon Mortgage Pass-Through Trust, 2.576%, 1/25/37 CMO (k)	1,701,190
	GE Capital Commercial Mortgage Corp., CMO (k),
1,000	5.141%, 7/10/45 (a)(d)	804,927
1,000	5.202%, 5/10/43	973,011
333	GMAC Mortgage Corp. Loan Trust, 3.454%, 6/25/34 CMO (k)	331,127
730	GS Mortgage Securities Corp. II, 5.99%, 8/10/43 CMO (a)(d)(k)	799,971

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
	GSR Mortgage Loan Trust, CMO,
324	2.66%, 9/25/35 (k)	326,234
645	2.91%, 4/25/35 (k)	574,939
356	3.047%, 5/25/35 (k)	302,900
345	5.50%, 6/25/36	322,337
	Harborview Mortgage Loan Trust, CMO (k),
43	0.51%, 4/19/34	41,927
213	2.529%, 11/19/34	156,671
85	3.001%, 2/25/36	57,149
75	5.262%, 8/19/36	61,032
965	5.528%, 6/19/36	687,408
869	HSI Asset Loan Obligation Trust, 2.949%, 1/25/37 CMO (k)	591,937
2	Impac CMB Trust, 0.85%, 10/25/33 CMO (k)	1,986
	Indymac Index Mortgage Loan Trust, CMO (k),
2,962	0.48%, 6/25/37	849,084
82	0.49%, 3/25/35	66,687
427	2.742%, 6/25/37	277,714
273	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35 CMO	28,430
1,500	JPMorgan Chase Commercial Mortgage Securities Corp., 5.271%, 5/15/41 CMO (a)(d)(k)	1,104,943
	JPMorgan Mortgage Trust, CMO,
1,948	2.95%, 4/25/37 (k)	1,437,644
593	5.247%, 5/25/36 (k)	495,569
204	5.50%, 1/25/36	195,324
211	5.50%, 6/25/37	203,959
	Luminent Mortgage Trust, CMO (k),
1,339	0.38%, 12/25/36	947,208
1,286	0.41%, 10/25/46	1,012,515
	MASTR Adjustable Rate Mortgages Trust, CMO (k),
1,460	2.848%, 11/25/35 (a)(d)	799,964
396	3.316%, 10/25/34	325,122
423	Merrill Lynch Alternative Note Asset, 0.28%, 1/25/37 CMO (k)	162,262
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48 CMO (i)	1,149,910
285	MLCC Mortgage Investors, Inc., 1.76%, 10/25/35 CMO (k)	281,236
	Morgan Stanley Capital I, Inc., CMO,
500	5.208%, 11/14/42 (k)	390,750
100	5.379%, 8/13/42 (a)(d)(k)	54,981
1,415	5.569%, 12/15/44 (i)	1,605,231
1,200	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56 CMO, PO (a)(b)(d)(i)(j) (acquisition cost - $1,093,462; purchased 4/6/11)	1,069,620
459	Opteum Mortgage Acceptance Corp., 0.48%, 7/25/36 CMO (k)	270,315
264	Provident Funding Mortgage Loan Trust, 2.93%, 10/25/35 CMO (k)	261,344
3,000	RBSCF Trust, 6.068%, 2/17/51 CMO (a)(d)(k)	3,130,302
2,604	RBSSP Resecuritization Trust, 5.00%, 9/26/36 CMO (a)(d)	806,958
	Residential Accredit Loans Trust, CMO,
567	3.411%, 12/26/34 (k)	445,187
1,521	3.928%, 1/25/36 (k)	1,122,622
970	6.00%, 9/25/35	730,023
681	6.00%, 8/25/36	538,919
206	Residential Asset Mortgage Products Trust, 7.50%, 12/25/31 CMO	214,770
	Structured Adjustable Rate Mortgage Loan Trust, CMO (k),
1,194	1.56%, 5/25/35	785,389
204	3.095%, 9/25/35	180,454
555	4.573%, 9/25/36	301,673
779	5.049%, 11/25/36	728,378
1,101	5.173%, 4/25/36	897,409
813	5.266%, 1/25/36	603,126
	Structured Asset Mortgage Investments, Inc., CMO (k),
664	0.44%, 2/25/36	444,710
568	0.49%, 2/25/36	382,887
331	Suntrust Adjustable Rate Mortgage Loan Trust, 3.055%, 1/25/37 CMO (k)	291,540
	Wachovia Bank Commercial Mortgage Trust, CMO,
1,020	4.982%, 2/15/35 (a)(d)	1,008,068
1,500	5.439%, 1/15/41 (a)(d)(k)	1,188,707
2,500	5.921%, 2/15/51 (i)(k)	2,924,024
1,000	WAMU Commercial Mortgage Securities Trust, 6.129%, 3/23/45 CMO (a)(d)(k)	920,681
	WaMu Mortgage Pass-Through Certificates, CMO (k),
223	0.50%, 7/25/45	212,159
205	0.895%, 1/25/47	173,044
1,006	2.643%, 12/25/36	808,430
839	2.685%, 2/25/37	673,784
335	5.093%, 7/25/37	310,601
906	5.174%, 4/25/37	83,674
23	5.209%, 8/25/36	418
3,756	Washington Mutual Alternative Mortgage Pass-Through Certificates, 0.93%, 4/25/47 CMO (k)	669,980
1,054	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37 CMO	995,552
1,000	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24 CMO (a)(d)	1,054,914
Total Mortgage-Backed Securities (cost-$72,422,810)		91,229,159

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES - 53.7%
Airlines - 3.3%
$1,000	American Airlines, Inc., 10.50%, 10/15/12 (e)	$1,130,000
718	Northwest Airlines, Inc., 1.062%, 11/20/15 (MBIA) (i)(k)	714,079
	United Air Lines Pass-Through Trust (i),
1,895	6.636%, 1/2/24	2,037,355
636	10.40%, 5/1/18	731,891
		4,613,325
Banking - 11.8%
	Ally Financial, Inc.,
31	6.00%, 3/15/19	30,595
9	6.10%, 9/15/19	8,857
45	6.15%, 3/15/16	45,065
60	6.25%, 4/15/19	58,941
98	6.30%, 8/15/19	97,398
17	6.35%, 4/15/16 - 4/15/19	16,933
23	6.50%, 10/15/16	23,037
10	6.55%, 12/15/19	9,843
12	6.60%, 8/15/16	11,986
39	6.65%, 6/15/18 - 10/15/18	38,926
29	6.70%, 6/15/18	28,820
126	6.75%, 8/15/16 - 6/15/19	125,042
74	6.85%, 4/15/16 - 5/15/18	73,355
20	6.875%, 8/15/16 - 7/15/18	19,585
85	6.90%, 6/15/17 - 8/15/18	84,686
8	6.95%, 6/15/17	7,950
278	7.00%, 1/15/17 - 8/15/18	274,823
227	7.05%, 3/15/18 - 4/15/18	223,128
80	7.15%, 9/15/18	78,922
15	7.20%, 10/15/17	14,898
679	7.25%, 9/15/17 - 9/15/18	677,043
199	7.30%, 1/15/18	197,386
57	7.35%, 4/15/18	56,986
2	7.375%, 4/15/18	1,981
55	7.40%, 12/15/17	54,875
110	7.50%, 6/15/16 - 12/15/17	109,675
4	7.55%, 5/15/16	3,962
12	7.75%, 10/15/17	11,927
46	8.00%, 11/15/17	46,044
2	8.125%, 11/15/17	1,995
326	9.00%, 7/15/20	336,011
£100	Barclays Bank PLC, 14.00%, 6/15/19 (g)	217,738
€150	BPCE S.A., 9.25%, 4/22/15 (g)	209,299
$1,300	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(i)	1,352,000
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (i),
€1,000	6.875%, 3/19/20	1,474,088
$1,600	11.00%, 6/30/19 (a)(b)(d)(g)(j) (acquisition cost - $1,600,000; purchased 5/29/09)	2,177,211
	Credit Agricole S.A. (g),
£450	5.136%, 2/24/16	599,714
200	7.589%, 1/30/20	302,144
200	8.125%, 10/26/19	337,233
$2,800	Discover Bank, 7.00%, 4/15/20 (i)	3,479,008
£600	LBG Capital No. 1 PLC, 7.588%, 5/12/20	1,025,840
100	LBG Capital No. 2 PLC, 15.00%, 12/21/19	232,296
$2,000	Regions Financial Corp., 7.75%, 11/10/14 (i)	2,222,600
		16,399,846
Chemicals - 0.4%
600	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(i)	631,500

Coal - 0.6%
800	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(i)	790,000

Commercial Services - 1.3%
1,500	PHH Corp., 9.25%, 3/1/16 (i)	1,758,750

Diversified Financial Services - 11.0%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(i)	622,500
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (b)(i)	2,119,500
	Ford Motor Credit Co. LLC (i),
400	8.00%, 6/1/14	436,302
3,850	8.00%, 12/15/16	4,657,087
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (i)	1,187,204
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (i)	3,127,500
	SLM Corp.,
200	4.041%, 2/1/14 (k)	201,678
1,000	8.00%, 3/25/20 (i)	1,147,500

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$1,250	8.45%, 6/15/18 (i)	$1,468,750
1,804	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (NPFGC) (a)(b)(d)(j) (acquisition cost - $295,392; purchased 11/20/12)	306,198
		15,274,219
Electric Utilities - 0.4%
500	Energy Future Holdings Corp., 10.00%, 1/15/20	561,250

Engineering & Construction - 1.5%
2,140	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK (i)	2,070,643

Household Products/Wares - 0.1%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	85,250

Insurance - 6.8%
	American International Group, Inc. (i),
4,565	5.60%, 10/18/16	5,216,174
1,350	6.25%, 5/1/36	1,743,925
1,100	6.40%, 12/15/20	1,365,846
1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(d)(i)	1,095,406
		9,421,351
Miscellaneous Manufacturing - 0.5%
1,070	Colt Defense LLC, 8.75%, 11/15/17 (i)	703,525

Oil & Gas - 7.7%
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (i)	3,364,545
357	Global Geophysical Services, Inc., 10.50%, 5/1/17 (i)	319,515
970	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(i)	1,093,675
	OGX Austria GmbH (a)(d)(i),
2,050	8.375%, 4/1/22	1,716,875
1,400	8.50%, 6/1/18	1,267,000
3,000	Quicksilver Resources, Inc., 11.75%, 1/1/16 (i)	2,977,500
		10,739,110
Paper & Forest Products - 0.0%
30	Millar Western Forest Products Ltd., 8.50%, 4/1/21	27,300

Pharmaceuticals - 0.1%
200	Lantheus Medical Imaging, Inc., 9.75%, 5/15/17 (i)	187,000

Pipelines - 1.6%
	NGPL PipeCo LLC (a)(d),
100	7.768%, 12/15/37	105,500
1,500	9.625%, 6/1/19 (b)(i)(j) (acquisition cost - $1,500,000; purchased 5/22/12)	1,732,500
400	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	362,000
		2,200,000
Real Estate Investment Trust - 1.8%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (i)	2,488,392

Retail - 2.1%
£100	Aston Martin Capital Ltd., 9.25%, 7/15/18	162,648
$2,432	CVS Pass-Through Trust, 5.88%, 1/10/28 (i)	2,808,114
		2,970,762
Telecommunications - 1.5%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a)(d)(i)	2,105,000

Transportation - 1.2%
600	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	635,986
1,075	Navios Maritime Holdings, Inc., 8.875%, 11/1/17 (i)	1,077,688
30	Western Express, Inc., 12.50%, 4/15/15 (a)(b)(d)(j) (acquisition cost - $18,000; purchased 11/13/12)	18,600
		1,732,274
Total Corporate Bonds & Notes (cost-$65,209,546)		74,759,497

U.S. GOVERNMENT AGENCY SECURITIES - 22.9%
Fannie Mae - 22.0%
2,752	4.50%, 9/1/25 - 7/1/41, MBS (i)	2,984,771
18,457	5.50%, 6/1/38, MBS (i)	20,060,246
1,808	5.84%, 3/25/37, CMO, IO (b)(i)(k)	262,943
1,729	5.94%, 11/25/39, CMO, IO (b)(i)(k)	260,121
4,518	6.00%, 8/1/34 - 11/1/36, MBS (i)	5,044,458
1,728	6.17%, 3/25/37, CMO, IO (b)(i)(k)	266,513
1,634	6.23%, 4/25/37, CMO, IO (i)(k)	237,695

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$1,729	6.99%, 2/25/37, CMO, IO (b)(i)(k)	$295,451
179	7.00%, 12/25/23, CMO (i)	216,857
112	7.50%, 6/1/32, MBS	127,268
13	7.80%, 6/25/26, ABS (k)	13,374
169	8.716%, 12/25/42, CMO (i)(k)	198,510
458	13.894%, 8/25/22, CMO (b)(i)(k)	636,234
		30,604,441
Freddie Mac - 0.9%
2,588	6.231%, 3/15/37, CMO, IO (b)(i)(k)	379,909
1,617	6.361%, 9/15/36, CMO, IO (b)(i)(k)	297,626
3,156	6.371%, 9/15/36, CMO, IO (i)(k)	509,290
17	7.00%, 8/15/23, CMO	20,044
		1,206,869
Total U.S. Government Agency Securities (cost-$31,297,175)		31,811,310

ASSET-BACKED SECURITIES - 9.2%
475	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(d)	483,566
190	Ameriquest Mortgage Securities, Inc., 5.835%, 2/25/33 (k)	12,077
400	Bayview Financial Asset Trust, 1.16%, 12/25/39 (a)(d)(k)	320,382
917	Bear Stearns Asset-Backed Securities Trust, 6.50%, 8/25/36	726,057
1,539	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30 (k)	951,499
100	Carrington Mortgage Loan Trust, 0.36%, 8/25/36 (k)	54,231
236	Centex Home Equity, 0.66%, 6/25/35 (k)	176,775
	Citigroup Mortgage Loan Trust, Inc.,
311	0.37%, 1/25/37 (k)	154,060
967	5.972%, 1/25/37	632,194
534	Conseco Finance Securitizations Corp., 7.96%, 5/1/31	458,515
	Countrywide Asset-Backed Certificates (k),
248	0.36%, 1/25/37	208,508
47	0.76%, 9/25/34 (a)(d)	38,526
147	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(j) (acquisition cost - $119,124; purchased 9/24/09)	151,090
311	EMC Mortgage Loan Trust, 0.68%, 5/25/39 (a)(d)(k)	280,652
	Lehman XS Trust,
652	5.42%, 11/25/35	639,017
663	5.72%, 5/25/37	546,021
411	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	412,340
189	Morgan Stanley ABS Capital I, 0.27%, 5/25/37 (k)	118,966
107	Quest Trust, 0.33%, 8/25/36 (a)(d)(k)	101,986
	Residential Asset Mortgage Products Trust (k),
95	0.89%, 3/25/33	79,925
139	5.572%, 6/25/32	118,236
97	Residential Funding Securities Trust, 0.66%, 6/25/33 (a)(d)(k)	93,601
247	Soundview Home Equity Loan Trust, 0.27%, 11/25/36 (a)(d)(k)	86,244
	South Coast Funding (a)(d)(f)(k),
17,678	0.611%, 1/6/41	4,348,518
603	0.611%, 1/6/41 (b)(j) (acquisition cost - $119,024; purchased 11/8/12)	149,936
25	0.611%, 1/6/41 (b)(j) (acquisition cost - $5,254; purchased 8/16/12)	6,029
	Structured Asset Securities Corp. (k),
734	0.36%, 5/25/36	643,192
864	0.51%, 6/25/35	699,581
145	Washington Mutual Asset-Backed Certificates, 0.27%, 10/25/36 (k)	58,647
Total Asset-Backed Securities (cost-$11,151,499)		12,750,371

SENIOR LOANS - 4.7%
Financial Services - 3.6%
5,000	Springleaf Finance Corp., 5.50%, 5/10/17 (a)(c)	4,979,690

Hotels/Gaming - 0.9%
1,200	Stockbridge SBE Holdings, LLC., 13.00%, 5/2/17, Term B (a)(b)(c)(j) (acquisition cost - $1,148,250; purchased 5/1/12 - 7/10/12)	1,198,500

Utilities - 0.2%
478	Texas Competitive Electric Holdings Co. LLC, 4.713% - 4.81%, 10/10/17 (a)(c)	322,082
Total Senior Loans (cost-$6,288,160)		6,500,272

MUNICIPAL BONDS - 1.1%
West Virginia - 1.1%
1,860	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,751,115)	1,490,381

U.S. TREASURY OBLIGATIONS - 0.6%
845	U.S. Treasury Notes, 2.375%, 8/31/14 (h) (cost-$874,204)	875,004

Shares
CONVERTIBLE PREFERRED STOCK - 0.3%
Electric Utilities - 0.3%
8,600	PPL Corp., 9.50%, 7/1/13 (cost-$430,000)	$449,866

Units
WARRANTS - 0.0%
Engineering & Construction - 0.0%
1,975	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(m) (cost-$20)	20

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 13.9%
U.S. Treasury Obligations (h)(l)- 7.3%
$10,155	U.S. Treasury Bills, 0.137%-0.189%, 2/7/13-11/14/13 (cost-$10,146,506)	10,149,565

Repurchase Agreements - 5.5%
2,111	State Street Bank and Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $2,111,001; collateralized by Freddie Mac, 2.06%, due 10/17/22, valued at $2,157,352 including accrued interest	2,111,000
5,600	TD Securities (USA) LLC, dated 12/31/12, 0.23%, due 1/2/13, proceeds $5,600,072; collateralized by U.S. Treasury Bonds, 3.75%, due 8/15/41, valued at $5,702,594 including accrued interest	5,600,000
Total Repurchase Agreements (cost-$7,711,000)		7,711,000

U.S. Government Agency Securities (l)- 1.1%
500	Federal Home Loan Bank Discount Notes, 0.183%, 5/8/13	499,860
1,100	Federal Home Loan Bank Discount Notes, 0.183%, 5/10/13	1,099,688
Total U.S. Government Agency Securities (cost-$1,598,981)		1,599,548
Total Short-Term Investments (cost-$19,456,487)		19,460,113

Contracts
OPTIONS PURCHASED - 0.2%
Put Options - 0.2%
184	S&P 500 Index Futures (CME), strike price $1,365, expires 1/18/13 (m) (cost-$368,473)	331,200

Total Investments, before options written and securities sold short (cost-$209,249,489) (n)-172.2%		239,657,193

OPTIONS WRITTEN - (0.4)%
Call Options - (0.4)%
184	S&P 500 Index Futures (CME), strike price $1,435, expires 1/18/13 (m) (premiums received-$1,034,527)	(607,200)

Principal Amount (000s)
SECURITY SOLD SHORT - (3.9)%
U.S. Government Agency Security - (3.9)%
$5,000	Fannie Mae, 6.00% MBS, TBA, 30 Year (proceeds received-$5,489,844)	(5,461,720)

Total Investments, net of options written and securities sold short (cost-$202,725,118)-167.9%		233,588,273
Other liabilities in excess of other assets-(67.9)%		(94,437,553)
Net Assets-100.0%		$139,150,720

Notes to Schedule of Investments:

*                       Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange-traded futures and options on futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)               Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $55,374,491, representing 39.8% of net assets.

(b)               Illiquid.

(c)                These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on December 31, 2012.

(d)               144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)                In default.

(f)                 Fair-Valued—Securities with an aggregate value of $5,429,714, representing 3.9% of net assets.

(g)                Perpetual maturity. The date shown, if any, is the next call date.  For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(h)               All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(i)                   All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(j)                  Restricted. The aggregate acquisition cost of such securities is $7,626,433. The aggregate market value is $8,492,834, representing 6.1% of net assets.

(k)               Variable or Floating Rate Security — Securities with an interest rate that changes periodically.  The interest rate disclosed reflects the rate in effect on December 31, 2012.

(l)                   Rates reflect the effective yields at purchase date.

(m)           Non-income producing.

(n)               At December 31, 2012, the cost basis of portfolio securities (before options written and securities sold short) for federal income tax purposes was $209,643,749. Gross unrealized appreciation was $32,726,746; gross unrealized depreciation was $2,713,302; and net unrealized appreciation was $30,013,444. The difference between book and tax cost was attributable to wash sale loss deferrals.

(o)               Futures contracts outstanding at December 31, 2012:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long:	E-mini S&P 500 Index	355	$25,207	3/15/13	$(323,527)
	S&P 500 Index	131	46,508	3/14/13	(244,077)
					$(567,604)

(p)               Transactions in options written for the nine months ended December 31, 2012:

	Contracts	Premiums
Options outstanding, March 31, 2012	181	$995,035
Options written	1,577	9,556,672
Options terminated in closing transactions	(1,574)	(9,517,180)
Options outstanding, December 31, 2012	184	$1,034,527

(q)               OTC credit default swap agreements outstanding at December 31, 2012:

Buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)		Termination Date	Payments Made	Market Value(5)	Upfront Premiums Paid	Unrealized Appreciation
Citigroup:
CIFC	$1,000		(t)	10/20/20	(2.15)%	$145,407	$—	$145,407
Goldman Sachs:
CIFC	478		(t)	10/20/20	(4.50)%	91,210	—	91,210
TELOS	1,500		(t)	10/11/21	(5.00)%	253,938	—	253,938
JPMorgan Chase:
Indymac Home Equity Loan	1,090		(t)	6/25/30	(0.45)%	237,133	—	237,133
Morgan Stanley:
Aegis Asset Backed Securities Trust	1,272	9.98%		6/25/34	(1.15)%	809,106	—	809,106
						$1,536,794	$—	$1,536,794

Sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread(3)	Termination Date	Payments Received	Market Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$564	†	7/25/33	6.25%	$(447,272)	$—	$(447,272)
SLM	500	0.62%	12/20/13	5.00%	22,255	(70,000)	92,255
Citigroup:
SLM	1,800	0.62%	12/20/13	5.00%	80,117	155,594	(75,477)
SLM	900	0.62%	12/20/13	5.00%	40,059	(141,750)	181,809
Deutsche Bank:
SLM	700	0.62%	12/20/13	5.00%	31,157	(98,000)	129,157
Morgan Stanley:
Indymac Home Equity Loan	1,090	†	6/25/30	1.82%	(201,208)	—	(201,208)
Morgan Stanley Dean Witter	156	236.35%	8/25/32	3.23%	(111,840)	(2,931)	(108,909)
Royal Bank of Scotland:
Markit ABX.HE AAA 07-1	2,884	†	8/25/37	0.09%	(1,066,372)	(1,427,646)	361,274
Markit ABX.AA Index 06-1	3,027	†	7/25/45	0.32%	(1,101,192)	(1,782,085)	680,893
UBS:
Aegis Asset Backed Securities Trust	1,272	9.98%	6/25/34	1.50%	(776,517)	—	(776,517)
JC Penney Corp., Inc.	1,000	9.15%	9/20/17	5.00%	(144,899)	(130,000)	(14,899)
					$(3,675,712)	$(3,496,818)	$(178,894)

†                        Credit spread not quoted for asset-backed securities.

(1)                If the Fund is a buyer of protection and a credit event occurs , as defined under the terms of that particular swap agreement, a Fund will either, (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates of entity specific factors and considerations until a credit event occurs. If a credit event occurred, the recovery value is determined by a faciliated auction whereby a minimum number of allowable broker bids, together with a specified valuation mathod, are used to calculate the settlement value.

(2)                If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising this referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)                Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or soveriegn issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occuring as defined under the terms of the agreement.

(4)                This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)                The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end.  Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Centrally cleared interest rate swap agreements outstanding at December 31, 2012:

	Notional		Rate Type
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Appreciation
Morgan Stanley (CME)	$200,000	12/21/41	3-Month USD-LIBOR	2.85%	$3,434,690	$3,135,520
Morgan Stanley (CME)	228,000	12/18/43	2.75%	3-Month USD-LIBOR	7,569,502	430,822
					$11,004,192	$3,566,342

(s)                 OTC Total return swap agreements outstanding at December 31, 2012:

Pay/Receive Total Return on Reference Index	Index	# of Units	Floating Rate	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Appreciation
Receive	MSCI Daily Total Return EAFE	16,105	1-Month USD-LIBOR plus 0.04%	$60,312,324	2/28/13	Bank of America	$6,705,532

(t)                  Forward foreign currency contracts outstanding at December 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
129,000 Australian Dollar settling 1/10/13	UBS	$133,347	$133,890	$543
1,495,000 British Pound settling 1/2/13	Barclays Bank	2,419,359	2,428,553	9,194
1,495,000 British Pound settling 1/2/13	Deutsche Bank	2,420,405	2,428,553	8,148
51,000 British Pound settling 1/2/13	Morgan Stanley	82,606	82,847	241
1,109,000 Euro settling 1/15/13	Deutsche Bank	1,449,729	1,463,975	14,246
1,483,000 Hong Kong Dollar settling 2/6/13	UBS	191,394	191,361	(33)
26,090,000 Japanese Yen settling 1/17/13	Deutsche Bank	318,116	301,174	(16,942)
367,000 Swedish Krona settling 2/14/13	HSBC Bank	54,233	56,379	2,146
121,000 Swiss Franc settling 2/14/13	Citigroup	128,623	132,398	3,775
Sold:
1,495,000 British Pound settling 2/4/13	Barclays Bank	$2,419,140	$2,428,343	$(9,203)
1,495,000 British Pound settling 2/4/13	Deutsche Bank	2,420,255	2,428,343	(8,088)
3,041,000 British Pound settling 1/2/13	Goldman Sachs	4,866,938	4,939,952	(73,014)
1,010,000 Euro settling 1/15/13	BNP Paribas	1,302,663	1,333,287	(30,624)
986,000 Euro settling 1/15/13	Royal Bank of Scotland	1,290,107	1,301,605	(11,498)
724,000 Euro settling 1/15/13	UBS	946,782	955,742	(8,960)
				$(120,069)

(u)               At December 31, 2012, the Fund held cash collateral of $7,960,000, and the Fund pledged cash collateral of $3,807,000 for derivatives contracts. Cash collateral received may be invested in accordance with the Fund’s investment strategy. As part of the cash collateral held, $70,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(v)               Open reverse repurchase agreements at December 31, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	0.75%	12/31/12	4/3/13	$1,748,000	$1,748,000
Bank of Nova Scotia	0.40	12/12/12	1/14/13	24,440,702	24,435,000
Barclays Bank	0.40	12/14/12	3/14/13	1,464,269	1,463,960
	0.43	12/12/12	1/14/13	2,846,714	2,846,000
	0.55	10/11/12	1/11/13	1,076,363	1,075,000
	0.55	10/16/12	1/16/13	689,821	689,000
	0.55	10/22/12	1/22/13	3,480,825	3,477,000
	0.55	11/27/12	2/27/13	650,358	650,000
	0.56	12/12/12	1/14/13	182,059	182,000
	0.56	12/20/12	3/20/13	1,115,225	1,115,000
	0.71	12/7/12	3/7/13	663,340	663,000
	0.71	12/19/12	3/7/13	170,047	170,000
	0.711	12/12/12	1/14/13	2,611,083	2,610,000
	0.75	10/16/12	1/16/13	4,946,024	4,938,000
	0.75	11/15/12	2/15/13	5,605,600	5,600,000
	0.75	11/28/12	2/27/13	1,100,802	1,100,000
	1.011	12/5/12	3/5/13	763,600	763,000
	1.161	12/12/12	3/8/13	1,066,722	1,066,000
	1.211	12/13/12	3/8/13	1,371,922	1,371,000
	1.31	12/13/12	3/8/13	1,558,133	1,557,000
Deutsche Bank	0.25	9/7/12	9/6/14	1,659,347	1,658,000
	0.62	10/11/12	1/11/13	1,108,582	1,107,000
	0.62	11/21/12	2/22/13	3,280,371	3,278,000
	0.62	12/6/12	3/4/13	1,606,747	1,606,000
	0.65	11/8/12	2/8/13	649,644	649,000
	0.75	11/8/12	2/8/13	5,889,741	5,883,000
	0.75	11/16/12	2/15/13	2,675,617	2,673,000
	0.75	11/19/12	2/19/13	2,914,166	2,912,000
	0.75	12/6/12	3/4/13	2,052,154	2,051,000
	0.75	12/7/12	3/4/13	1,140,618	1,140,000
	0.75	12/17/12	3/18/13	2,388,796	2,388,000
	0.75	12/31/12	4/3/13	3,059,000	3,059,000
	0.78	10/5/12	1/4/13	3,101,970	3,096,000
	0.78	10/11/12	1/11/13	2,185,924	2,182,000
	0.78	10/22/12	1/11/13	1,181,868	1,180,000
Morgan Stanley	1.25	10/30/12	1/2/13	1,061,353	1,059,000
	1.30	10/10/12	1/10/13	803,430	801,000
Royal Bank of Scotland	1.11	12/14/12	1/10/13	1,532,898	1,532,000
	1.113	12/7/12	1/4/13	1,488,195	1,487,000
	1.113	12/10/12	1/7/13	1,024,728	1,024,000
	1.213	12/7/12	1/4/13	2,124,860	2,123,000
UBS	0.54	10/26/12	1/28/13	2,088,128	2,086,000
	0.70	8/29/12	2/28/13	4,962,128	4,950,000
					$107,442,960

(w)             The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended December 31, 2012 for the Fund was $110,541,248, at a weighted average interest rate of 0.66%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at December 31, 2012 was $110,688,176.

At December 31, 2012, the Fund held $364,424 in principal value of U.S. Treasury Obligations as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(x)               Sale-buybacks for the nine months ending December 31, 2012:

The weighted average borrowing for sale-buybacks during the nine months ended December 31, 2012 was $748,488 at a weighted average interest rate of 0.24%.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps — OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the nine months ended December 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at December 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities and other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/12
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$89,234,308	$1,994,851	$91,229,159
Corporate Bonds & Notes:
Airlines	—	1,844,079	2,769,246	4,613,325
All Other	—	70,146,172	—	70,146,172
U.S. Government Agency Securities	—	31,811,310	—	31,811,310
Asset-Backed Securities	—	7,762,322	4,988,049	12,750,371
Senior Loans:
Hotels/Gaming	—	—	1,198,500	1,198,500
All Other	—	5,301,772	—	5,301,772
Municipal Bonds	—	1,490,381	—	1,490,381
U.S. Treasury Obligations	—	875,004	—	875,004
Convertible Preferred Stock	449,866	—	—	449,866
Warrants	—	—	20	20
Short-Term Investments	—	19,460,113	—	19,460,113
Options Purchased:
Market Price	331,200	—	—	331,200
	781,066	227,925,461	10,950,666	239,657,193
Investments in Securities - Liabilities
Options Written, at value:
Market Price	(607,200)	—	—	(607,200)
Securities Sold Short, at value:
U.S. Government Agency Securities	—	(5,461,720)	—	(5,461,720)
	(607,200)	(5,461,720)	—	(6,068,920)
Other Financial Instruments* - Assets
Credit Contracts	—	2,982,182	—	2,982,182
Foreign Exchange Contracts	—	38,293	—	38,293
Interest Rate Contracts	—	3,566,342	—	3,566,342
Market Price	—	6,705,532	—	6,705,532
	—	13,292,349	—	13,292,349
Other Financial Instruments* - Liabilities
Credit Contracts	$—	(1,624,282)	—	(1,624,282)
Foreign Exchange Contracts	—	(158,362)	—	(158,362)
Market Price	(567,604)	—	—	(567,604)
	(567,604)	(1,782,644)	—	(2,350,248)
Totals	$(393,738)	$233,973,446	$10,950,666	$244,530,374

At December 31, 2012, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended December 31, 2012, was as follows:

	Beginning Balance 3/31/12	Purchases	Sales	Accrued Discount/ (Premiums)	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 12/31/12
Investments in Securities - Assets
Mortgage-Backed Securities	$3,275,263	$57,495	$(39,653)	$3,842	$12,850	$421,961	$925,231	$(2,662,138)	$1,994,851
Corporate Bonds & Notes:
Airlines	3,754,974	—	(324,820)	(5,665)	16,942	41,894	—	(714,079)	2,769,246
Asset-Backed Securities	539,206	3,933,983	(165,532)	57,442	73,148	549,802	—	—	4,988,049
Senior Loans:
Hotels/Gaming	—	1,148,250	—	6,586	—	43,664	—	—	1,198,500
Warrants	—	20	—	—	—	—	—	—	20
	7,569,443	5,139,748	(530,005)	62,205	102,940	1,057,321	925,231	(3,376,217)	$10,950,666
Other Financial Instruments* - Assets
Credit Contracts	1,071,165	—	—	—	—	(580,610)	—	(490,555)	—
Other Financial Instruments* - Liabilities
Credit Contracts	(441,831)	—	—	—	—	(5,441)	—	447,272	—
Totals	$8,198,777	$5,139,748	$(530,005)	$62,205	$102,940	$471,270	$925,231	$(3,419,500)	$10,950,666

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2012:

	Ending Balance at 12/31/12	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$925,231	Benchmark Pricing	Security Price Reset	$101.15
Mortgage-Backed Securities	1,069,620	Third-Party Pricing Vendor	Single Broker Quote	$89.14
Corporate Bonds & Notes	2,769,246	Third-Party Pricing Vendor	Single Broker Quote	$107.50-$115.12
Asset-Backed Securities	4,504,483	Benchmark Pricing	Security Price Reset	$24.60-$24.88
	483,566	Third-Party Pricing Vendor	Single Broker Quote	$101.75
Senior Loans	1,198,500	Third-Party Pricing Vendor	Single Broker Quote	$99.88

* Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 2 into Level 3 because single broker quote provided by third-party pricing vendor used unobservable inputs.

*** Transferred out of Level 3 into Level 2 because evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at December 31, 2012 was $710,970.

Glossary:

ABS - Asset-Backed Securities

ABX.HE - Asset-Backed Securities Index Home Equity

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

EAFE - Europe and Australia, Far East Equity Index

€ - Euro

FRN - Floating Rate Note

£ - British Pound

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by Municipal Bond Investors Assurance

MBS - Mortgage-Backed Securities

MSCI - Morgan Stanley Capital International

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

PIK - Payment-in-Kind

PO - Principal Only

TBA - To Be Announced

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Global StocksPLUS® & Income Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel

President & Chief Executive Officer
Date: February 22, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer
Date: February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel

President & Chief Executive Officer
Date: February 22, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer
Date: February 22, 2013